UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 29, 2019
PROS Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33554	76-0168604
(Commission File Number)	(IRS Employer Identification No.)

3100 Main Street, Suite 900	Houston	TX		77002
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code			(713)	335-5151

(Former Name or Former Address, if Changed Since Last Report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading symbol(s)	Name of each exchange on which registered
Common stock	$0.001 par value per share	PRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02    Unregistered Sales of Equity Securities

As previously announced, PROS Holdings, Inc. (the “Company”) issued a notice of redemption to the holders of its outstanding 2.00% Convertible Senior Notes due 2047 (the “Convertible Notes”) on August 21, 2019, pursuant to which it would redeem the outstanding Convertible Notes for cash at a price of 92.39% of the principal amount of the Convertible Notes, plus accrued and unpaid interest, on October 30, 2019 (the “Redemption”). In connection with the Redemption and prior to the scheduled consummation thereof, the holders of the Convertible Notes were entitled to convert such Convertible Notes into shares of the Company’s common stock at a rate of 21.2861 shares per $1,000 principal amount of Convertible Notes, which is equivalent to a conversion price of $46.98 per share. Between August 21, 2019 and October 29, 2019, the Company received conversion notices from the holders of 100% of the Convertible Notes representing the entire $106,250,000 outstanding principal amount thereof (the “Conversions”). In satisfaction of the conversion notices, the Company issued 2,261,633 shares of common stock to the holders of the Convertible Notes, as well as $857.15 in lieu of fractional shares, in accordance with the terms of the indenture governing the Convertible Notes. Upon the Company’s settlement of the Conversions, all of the Convertible Notes ceased to be outstanding, principal ceased to accrete and the entire principal amount of the Convertible Notes was deemed paid in full, interest ceased to accrue and all accrued and unpaid interest on the Convertible Notes was deemed paid in full, and all rights of holders of the Convertible Notes terminated. Further, as all Convertible Notes were converted as part of the Conversions, no Redemption occurred. The Company relied upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended, and upon similar exemptions under applicable state laws, in connection with the Conversions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROS HOLDINGS, INC.

Date: October 30, 2019
/s/ Damian Olthoff
Damian Olthoff General Counsel and Secretary